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                                                                    Exhibit 10.1

                              AMENDMENT NUMBER ONE
                                     TO THE
                          BAY VIEW CAPITAL CORPORATION
                                  BAY VIEW BANK
                     STOCK IN LIEU OF CASH COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

The Bay View Capital Corporation Bay View Bank Stock in Lieu of Cash Compensation Plan for Non-Employee Directors (the "Plan") is hereby amended pursuant to the authority granted under Section 11.3 of the Plan as follows:

         1. Section 6.1 shall be and is hereby amended by adding the following paragraph at the conclusion thereof:

         Effective November 1, 2002, the mandatory deferral of 20% (or, as per section 6.6, 50%) of each Participant's Fees as provided by this section 6.1 shall cease. No deferrals shall be made with respect to Fees payable for periods beginning on and after November 1, 2002.

         2. Section 6.2 shall be and is hereby amended by adding the following paragraph at the conclusion thereof:

         Effective November 1, 2002, no Participant may make an election as provided in this section 6.2 to voluntarily defer Fees under the Plan. An existing irrevocable election shall be honored for Fees payable for periods ending before November 1, 2002. No Fees payable for periods beginning on and after November 1, 2002 shall be deferred under the Plan.

         3. Section 6.3 shall be and is hereby amended by adding the following paragraph at the conclusion thereof:

         The provisions of this section 6.3 are effective for elections made for Fees payable for periods ending before November 1, 2002. Effective November 1, 2002, no new elections shall be made and existing elections shall be no longer effective.

         4. Section 6.6 shall be and is hereby amended by adding the following paragraph at the conclusion thereof:

         The provisions of this section 6.6 are effective for Fees payable for periods ending before November 1, 2002 and not effective for Fees payable for periods beginning on and after November 1, 2002.

The Plan is hereby reaffirmed in all respects, subject to the changes mandated by this Amendment Number One.

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                                                                    Exhibit 10.1

This Amendment Number One to the Bay View Capital Corporation Bay View Bank Stock in Lieu of Cash Compensation Plan for Non-Employee Directors is executed on this _____ day of ____________________, 2002 and shall be effective as of November 1, 2002.

                                                THE COMPANY

                                                Bay View Capital Corporation
                                                A Delaware Corporation

                                                By: ____________________________

                                                Title: _________________________

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